Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-136361) and on Form S-8 (Nos. 33-37529, 33-44230, 33-55329, 33-63805, 333-04099, 333-07385, 333-65227, 333-71259, 333-71355, 333-74229, 333-75819, 333-90381, 333-44766, 333-52840, 333-66978, 333-68594, 333-100624, 333-106566, 333-112267, 333-128531 and 333-129872) of Medtronic, Inc. of our report dated June 21, 2007 relating to the consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in Exhibit 13 to this Annual Report on Form 10-K. We also consent to the incorporation by reference in the above Registration Statements of our report dated June 21, 2007 relating to the financial statement schedule, which appears in this Annual Report on Form 10-K.

/s/   PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 25, 2007

Report of Independent Registered Public Accounting Firm on
Financial Statement Schedule

To the Board of Directors of Medtronic, Inc.:

Our audits of the consolidated financial statements, of management’s assessment of the effectiveness of internal control over financial reporting and of the effectiveness of internal control over financial reporting referred to in our report dated June 21, 2007 appearing in Exhibit 13 to this Annual Report on Form 10-K of Medtronic, Inc. (which consolidated financial statements and assessment are included in Exhibit 13 to this Annual Report on Form 10-K) also included an audit of the financial statement schedule listed in Item 15(a)(2) of this Form 10-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.

/s/   PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2007